UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2008

Health Net, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 16, 2008, members of the management team of Health Net, Inc. (the “Company”) will be presenting at the Bank of America 38th Annual Investment Conference. The Company will have a live audio webcast of its discussion at 12:30 p.m. (Eastern Time) on September 16, 2008 from the “Investor Relations—Presentations and Webcasts” section of its website at www.healthnet.com. A replay of the webcast will be available on the Company’s website, and the Company’s slides for the presentation are attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT: Certain statements made in this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q filed with the SEC and the risks discussed in the Company’s other periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 8.01 Other Events.

On September 12, 2008, the Company entered into an agreement with the California Department of Insurance (“CDI”) to resolve all matters with the CDI regarding the Company’s rescission of Individual and Family Plan PPO policies from January 1, 2004 to August 15, 2008. The Company believes that the litigation-related charge it took in the first quarter of 2008 is sufficient to cover its potential liability under this settlement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Health Net, Inc. Presentation Slides for Bank of America 38th Annual Investment Conference, dated September 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

September 15, 2008	By:	/s/ Linda V. Tiano
Name: Linda V. Tiano
Title: Senior Vice President, General Counsel and Secretary